UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2026

PMGC Holdings Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-41875	33-2382547
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o 520 Newport Center Drive, Ste. 470 Newport Beach, CA	92660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 794-4940

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ELAB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material Definitive Agreement.

On November 1, 2026, PMGC Holdings Inc. (the “Company”), entered into a Consulting Agreement (the “Consulting Agreement”) with IR Agency LLC (the “Consultant”). Under the Consulting Agreement, the Consultant will provide marketing and advertising services to communicate information about the Company to the financial community. These services include creating company profiles and media distribution. Under the Consulting Agreement, the Consultant’s services begin on November 10, 2026, and continues for a term up to three months, unless the parties agree to extend it. As consideration for the services, the Company agreed to pay the Consultant $300,000.

On November 4, 2026, the Company entered into an Digital Marketing Services Agreement (the “Senergy Agreement”) with Senergy Communications Capital Inc. (“Senergy”). Under the Senergy Agreement, Senergy will provide the Company with digital marketing services. The program will run for approximately one month after which the Company and Senergy may mutually extend the term. The Company will pay Senergy a total of C$185,000, exclusive of applicable taxes.

The Company may periodically enter into other consultancy agreements as part of its overall investor relations strategy, which may include digital marketing, preparation of press releases and investor awareness.

The foregoing description of the Consulting Agreement and Senergy Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Consulting Agreement and Senergy Agreement, which are filed as Exhibit 10.1 and 10.2 respectively to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On November 5, 2026, PMGC Holdings Inc. (the “Company”), issued a press release announcing the results from its EL-32 Preclinical Combination Study with Semaglutide and plans for the next phase of development. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Consulting Agreement, dated November 1, 2026, by and between PMGC Holdings Inc. and IR Agency LLC
10.2	Investor Awareness & Shareholder Engagement Program Agreement dated November 4, 2026, between Senergy Communications Capital Inc. and PMGC Holdings Inc.
99.1	Press Release dated November 5, 2026
104	Cover Page Interactive Data File (formatted in Inline XBRL).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2026

PMGC Holdings, Inc.

By:	/s/ Graydon Bensler
Name:	Graydon Bensler
Title:	Chief Executive Officer

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